Exhibit 10.1

FIRST AMENDMENT dated as of July 29, 2015 (this “Amendment”), in respect of the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 17, 2015 (the “Credit Agreement”), among CELGENE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto, and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.
The Borrower has advised the Lenders that it intends to (a) acquire Receptos, Inc. for cash consideration of approximately US$7,200,000,000 (the “Acquisition”) and (b) finance a portion of such cash consideration with the proceeds of Debt in an expected aggregate principal amount up to US$5,000,000,000. In connection with the Acquisition and such incurrence of Debt, the Borrower has requested that the Credit Agreement be amended as set forth below. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
In consideration of the above premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
SECTION 1. Amendment. Upon satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined terms:

““Specified Acquisition” means the acquisition by the Borrower of all the equity interests in Receptos, Inc., a Delaware corporation.”
““Specified Acquisition Date” means the date upon which the Specified Acquisition is consummated.”
““Specified Acquisition Debt” means Debt incurred by the Borrower for the purpose of funding consideration to be paid in respect of the Specified Acquisition, which shall be required by its terms to be repaid in full in the event the Specified Acquisition is not consummated.”
(b) Section 5.03(a) is amended to read as follows:

“(a) Debt to EBITDA Ratio. Maintain, as of the end of each fiscal quarter, a ratio of Consolidated Debt as of such date to Consolidated EBITDA for the period of four fiscal quarters then ended of the Borrower and its Subsidiaries of not greater than (i) at any time prior to the Specified Acquisition Date, 3.0 to 1.0, provided that Specified Acquisition Debt shall be excluded from the calculation of Consolidated Debt for purposes of determining such ratio at any time prior to the Specified Acquisition Date; and (ii) at any time on or after the Specified Acquisition Date, the applicable ratio set forth below:

Fiscal Quarter Ending	Maximum Ratio
September 30, 2015	5.25:1.00
December 31, 2015 to March 31, 2016	4.95:1.00
June 30, 2016 to September 30, 2016	4.25:1.00
December 31, 2016 to March 31, 2017	3.75:1.00
June 30, 2017 and thereafter	3.50:1.00

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, that:

(a) (i) the execution, delivery and performance of this Amendment by the Borrower have been duly authorized by all corporate and stockholder action required to be obtained by the Borrower and (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) on and as of the Effective Date, no Default has occurred and is continuing; and

(c) on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 3. Effectiveness. This Amendment shall become a binding agreement on the date (the “Effective Date”) on which each of the following conditions is satisfied:

(a) The Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

(b) The Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 6 hereof.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE, BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Expenses. The Borrower agrees to reimburse the Agent for all reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 7. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or the Notes, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Note in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

SECTION 8. Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELGENE CORPORATION,
by /s/ Jonathan P. Biller______________
Name:Jonathan P. Biller
Title:Treasurer

CITIBANK, N.A., individually and as Agent,
by /s/ Carolyn Kee___________
Name:Carolyn Kee
Title:Vice President

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: JPMORGAN CHASE BANK, N.A.

by
/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Brian Walsh
Name: Brian Walsh
Title: Vice President

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

by
/s/ John S. McGill
Name: John S. McGill
Title: Director

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: BARCLAYS BANK PLC

by
/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

by
/s/ Franziska Schoch
Name: Franziska Schoch
Title: Authorized Signatory

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: Goldman Sachs Bank USA

by
/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: MORGAN STANLEY BANK, N.A.

by
/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: HSBC Bank USA, NA

by
/s/ Elizabeth R. Peck
Name: Elizabeth R. Peck
Title: SVP

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: Standard Chartered Bank

by
/s/ Felipe Macia
Name: Felipe Macia A2789
Title: Managing Director
Syndications, Americas

by
/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director
Standard Chartered Bank NY

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: The Bank ofs Tokyo Mitsubishi UFJ, Ltd.

by
/s/ Jaime Johnson
Name: Jaime Johnson
Title: VP

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by
/s/ Lauren Girvan
Name: Lauren Girvan
Title: Assistant Vice President

SIGNATURE PAGE

First AMENDMENT DATED AS OF JULY 29, 2015, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by
/s/ Jennifer A. Hwang
Name: Jennifer A. Hwang
Title: Senior Vice President